Maxim Small-Cap Growth Portfolio
Ticker:  MXSGX
 (the “Portfolio”)

Summary Prospectus
May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks.  You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html.  You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com.  The current Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans and college savings programs.  This Summary Prospectus is not intended for use by other investors.  This Summary Prospectus should be read together with the prospectus or disclosure document for the variable insurance contract, IRA, qualified retirement plan, or college savings program.

Investment Objective
The Portfolio’s investment objective is to seek long-term capital growth.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses shown would be higher.  The expenses shown are for the fiscal year ended December 31, 2009.  Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses1	0.23%
Total Annual Portfolio Operating Expenses	1.18%
1 “Other Expenses” were lower than the figure shown by 0.08% due to a voluntary waiver by the investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).  MCM may terminate this voluntary waiver at any time.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s turnover rate was 126.03% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase.  When consistent with the Portfolio’s investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion and up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

The Portfolio will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they: are determined to be in the developing stages of their life cycle; and have demonstrated, or are expected to achieve, long-term earnings growth.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk – The stocks of small size companies often involve more risk and volatility than those of larger companies.  Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.  In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2001	24.88%
Worst Quarter	December 2008	-28.71%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Small-Cap Growth Portfolio	32.11%	-1.33%	-4.88%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

Investment Adviser
MCM

Sub-Adviser
Silvant Capital Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Christopher D. Guinther	Lead Portfolio Manager	2007
Michael A. Sansoterra	Portfolio Manager	2007

Purchase and Sale of Portfolio Shares
Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners.  Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants.  Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through Great-West Life & Annuity Insurance Company.  Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares.  The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information
The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains.  Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions.  Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.  Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs.  The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services.  These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract.  Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.